EXHIBIT 10.2
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                          SECURITIES PURCHASE AGREEMENT


         This Securities Purchase Agreement (this "Agreement") is made and entered into as of April 23, 2007 by and between Signature Eyewear, Inc., a California corporation (the "Company"), and Ashford Capital, LLC ("Buyer"), with reference to the following facts:

         A. The Company seeks to raise additional capital.

         B. On the terms and subject to the conditions of this Agreement, the Company is willing to issue and sell to Buyer, and Buyer is willing to purchase from the Company: (i) 300,000 shares of the Company's Common Stock, par value $0.001 per share, (ii) warrants to purchase up to 300,000 shares of the Common Stock for $0.6875 per share; and (iii) a note in the amount of $125,000 bearing interest at 8% per annum.

1. Purchase and Sale of Securities. On the terms and subject to the conditions set forth in this Agreement, the Company hereby issues and sells to Buyer, and Buyer hereby purchases from the Company, for a purchase price of $331,250: (a) 300,000 shares of the Common Stock (the "Shares"); (b) 300,000 warrants (the "Warrants"), each Warrant representing the right to purchase one share of the Common Stock for $0.6875 per share, subject to adjustment as provided in the Warrants; and (c) a note (the "Note") in the amount of $125,000 bearing interest at the rate of 8% per annum and due and payable (principal and interest) on May 15, 2010. Buyer has concurrently paid the purchase price by wire transfer to the bank account designated by the Company.

2.       Definitions

         For purposes of this Agreement, the following terms shall have the meanings set forth below:

         2.1 "Affiliate" shall mean, with respect to any Person, any Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with") shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or voting equity interests. Without limiting the generality of the foregoing, a Person shall be deemed an Affiliate of another Person if any securities owned by such Person would also be deemed to be beneficially owned by such other Person.

         2.2 "Blackout Event" means any of the following: (a) the possession by the Company of material information that is not ripe for disclosure in a registration statement or prospectus, as determined reasonably and in good faith by the Chief Executive Officer or the Board of Directors of the Company or that disclosure of such information in the Registration Statement or the prospectus constituting a part thereof would be materially detrimental to the business and affairs of the Company; or (b) any material engagement or activity by the Company which would, in the reasonable and good faith determination of the Chief Executive Officer or the

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Board of Directors of the Company, be materially adversely affected by disclosure in a registration statement or prospectus at such time.

         2.3 "Common Stock" shall mean the Common Stock, par value $.001 per share, of the Company.


         2.4 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         2.5 "Person" shall mean any individual, corporation, partnership, joint venture, limited liability company, estate, trust, unincorporated association or other entity.

         2.6 "Registrable Shares" shall mean the Warrant Shares, and any shares issued in respect of the Warrant Shares as a result of a stock split or dividend, provided, however, that Warrant Shares shall cease to be Registrable Shares at such time as they can be sold pursuant to Rule 144 of the SEC.

         2.7 "Registration" shall mean a registration of the Registrable Shares under the Securities Act pursuant to Section 6.1 or 6.2 of this Agreement.

         2.8 "Registration Period" with respect to any Registration Statement the period commencing the effective date of the Registration Statement and ending upon withdrawal or termination of the Registration Statement.

         2.9 "Registration Statement" shall mean the registration statement, as amended from time to time, filed with the SEC in connection with a Registration.

         2.10 "SEC" shall mean the Securities and Exchange Commission.

         2.11 "Securities Act" shall mean the Securities Act of 1933, as amended.

         2.12 "Securities" shall mean the Shares, the Warrants and the Note.

         2.13 "Shares" shall have the meaning set forth above in Section 1 of this Agreement.

         2.14 "Transfer" shall mean sell, assign, transfer, pledge, grant a security interest in, or otherwise dispose of, with or without consideration.

         2.15 "Warrant Shares" shall mean the shares of Common Stock that have been issued, or are issuable, upon exercise of the Warrants.

3.       Representations and Warranties of the Company

         The Company represents and warrants to Buyer that:

         3.1 The Company was duly incorporated in the State of California and has the corporate power and authority to enter into and perform the obligations imposed by this Agreement. The execution and performance of this Agreement has been duly authorized by all necessary corporate proceedings.

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         3.2 The execution and delivery of this Agreement will not conflict with, result in a breach of any provision of, or constitute a default (or an event which would constitute a default upon the giving of any required notice or upon a lapse of time) under the Company's Certificate of Incorporation, By-laws, or the provisions of any agreement, contract or administrative order, consent decree or other instrument to which the Company is a party.

         3.3 This Agreement is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

         3.4 Immediately prior to the issuance of the Shares and the Warrants, there were 6,555,639 shares of the Company's Common Stock outstanding and 1,200,000 shares of the Company's Series A Preferred Stock outstanding.

         3.5 The Shares have been duly authorized and are validly issued, fully paid, and non-assessable. The Warrant Shares shall have been duly authorized, validly issued, fully paid and non-assessable upon exercise of the Warrants.

         3.6 The Company's Annual Report on Form 10-K for the fiscal year ended October 31, 2006 complied in all material respects with the requirements of the Exchange Act, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

4.       Representations, Warranties and Agreements of Buyer

         Buyer represents and warrants to, and agrees with, the Company as follows:

         4.1 Buyer has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

         4.2 Buyer is acquiring the Securities for Buyer's own account, for investment purposes only and not with a view to distribute the Securities in violation of the Securities Act.

         4.3 Buyer is an "accredited investor" as that term is defined in Rule 501(a) under Regulation D promulgated pursuant to the Securities Act.

         4.4 Buyer is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in securities presenting an investment decision like that involved in the purchase of the Securities, including investments in securities issued by the Company and investments in comparable companies, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Securities.

         4.5 Buyer understands that the issuance and sale of the Securities to Buyer has not been registered under the Securities Act or under any state securities laws. Buyer is familiar with the provisions of the Securities Act and Rule 144 thereunder and understands that the

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restrictions on Transfer of the Securities may result in Buyer being required to hold the Securities for an indefinite period of time.

         4.6 Buyer understands that an investment in the Securities involves a high degree of risk, and Buyer has the financial ability to bear the economic risk of this investment in the Securities, including a complete loss of such investment.

5.       Covenants of Buyer

         5.1 15% Ownership Limitation. Buyer agrees that without the prior written consent of the Company, which the Company may grant or withhold in its sole and absolute discretion, that:

         5.1.1 Buyer will not purchase or accept, or cause or permit any of Buyer's Affiliates to purchase or accept, any securities of the Company if as a result of such purchase or acceptance, Buyer would beneficially own, as defined in Rule 13d-3 of the Exchange Act, more than 14.99% of the outstanding Common Stock;

         5.1.2 If for any reason other than a repurchase of shares of Common Stock by the Company, Buyer shall beneficially own more than 14.99% of the outstanding Common Stock of the Company, Buyer shall, and shall cause its Affiliates to, Transfer, as promptly as practicable but in no event later than 30 days, such amount of securities of the Company that Buyer and its Affiliates shall beneficially own in the aggregate less 15.00% of the outstanding Common Stock.

         For purposes the foregoing calculations, Buyer shall be deemed to beneficially own the Warrant Shares even though the Warrants may not be exercisable.

5.2 Transfer. Buyer agrees not to Transfer any of the Securities except pursuant to an effective registration statement under the Securities Act or an exemption from registration. As a further condition to any such Transfer, except in the event that such Transfer is made pursuant to an effective registration statement under the Securities Act, if in the reasonable opinion of counsel to the Company any Transfer of the Securities by the contemplated transferee thereof would not be exempt from the registration and prospectus delivery requirements of the Securities Act, the Company may require the contemplated transferee to furnish the Company with an investment letter setting forth such information and agreements as may be reasonable requested by the Company to ensure compliance by such transferee with the Securities Act. Buyer agrees that the Company may place a legend or legends on any certificate evidencing any of the Shares to reflect the restrictions on transfer under applicable law and this Agreement.

6.       Registration Rights.

         6.1 Demand Registration. Within 60 days of written request from Buyer at any time after May 1, 2008, the Company shall prepare and file with the SEC a Registration Statement for the purpose of registering the sale by Buyer of the Registrable Shares under the Securities Act, and shall use its commercially reasonable efforts to cause the Registration Statement to become effective within 90 days of the date of filing. Buyer shall not submit more than one demand request to the Company. Once effective, the Company shall prepare and file with the SEC such

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amendments and supplements to the Registration Statement and the prospectus forming a part thereof as may be necessary to keep the Registration Statement effective until the earliest of: (a) the date upon which all the Registrable Shares have been disposed of pursuant to the Registration Statement, (b) the date upon which all of the Registrable Shares then held by Buyer may be sold under the provisions of Rule 144; or (c) six months from the effective date of the Registration Statement. Notwithstanding the foregoing: (i) the Company shall not be obligated to file the Registration Statement if the number of Registrable Shares is less than 200,000 shares (subject to adjustment for stock splits, reverse stock splits and stock dividends after the date hereof); and (ii) the Company may defer filing the Registration Statement for up to 60 additional days if a Blackout Event exists at the time of the demand request or prior to the filing of the Registration Statement.

         6.2 Piggyback Registration. Unless the Registrable Shares are then included in a Registration Statement, if the Company shall determine to register any Common Stock under the Securities Act for sale in connection with a public offering of Common Stock for cash (other than pursuant to an employee benefit plan or a merger, acquisition or similar transaction), the Company will give written notice to Buyer and will include in such Registration Statement any of the Registrable Shares which Buyer may by written notice request be included within 10 days after the notice given by the Company to Buyer; provided, however, that if the public offering is to be firmly underwritten, and the representative of the underwriters of the offering refuses in writing to include in the offering all of the shares of Common Stock requested by the Company and others, the shares to be included shall be allocated first to the Company and any shareholder who initiated such Registration and then among the others based on the respective number of shares of Common Stock held by such persons. If the Company decides not to, and does not, file a Registration Statement with respect to such Registration, or after filing determines to withdraw the same before the effective date thereof, the Company will promptly so inform Buyer, and the Company will not be obligated to complete the registration of the Registrable Shares included therein.

         6.3 Certain Covenants. In connection with any Registration:

         6.3.1 The Company shall take all lawful action such that the Registration Statement, any amendment thereto and the prospectus forming a part thereof does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading. Upon becoming aware of the occurrence of any event or the discovery of any facts during the Registration Period that make any statement of a material fact made in the Registration Statement or the related prospectus untrue in any material respect or which material fact is omitted from the Registration Statement or related prospectus that requires the making of any changes in the Registration Statement or related prospectus so that it will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading (taking into account any prior amendments or supplements), subject to Section 6.4, the Company shall file with the SEC a supplement or post-effective amendment to the Registration Statement or the related prospectus or file any other required document so that, as thereafter delivered to a purchaser of the Registrable Shares from Buyer, such prospectus will not contain any untrue

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statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         6.3.2 The Company shall promptly notify Buyer upon the occurrence of any of the following events in respect of the Registration Statement or the prospectus forming a part thereof: (a) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; or (b) the receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

         6.3.3 The Company shall furnish to Buyer with respect to the Registrable Shares registered under the Registration Statement (and to each underwriter, if any, of such Shares) such number of copies of prospectuses and such other documents as Buyer may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Shares by Buyer pursuant to the Registration Statement.

         6.3.4 The Company shall bear and pay all expenses incurred by it in connection with the registration of the Registrable Shares pursuant to the Registration Statement, including without limitation filing and registration fees, legal and accounting fees, and printing costs. Buyer shall be responsible for all underwriting discounts and brokerage commissions in connection with the sale of Registrable Shares pursuant to the Registration Statement.

         6.3.5 As a condition to including Registrable Shares in a Registration Statement, Buyer must provide to the Company such information regarding itself, the Registrable Shares held by it and the intended method of distribution of such Warrant Shares as shall be required to effect the registration of the Registrable Shares and, if the offering is being underwritten, Buyer must provide such powers of attorney, indemnities and other documents as may be reasonably requested by the managing underwriter.

         6.3.6 Following the effectiveness of the Registration Statement, upon receipt from the Company of a notice that the Registration Statement contains an untrue statement of material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, Buyer will immediately discontinue disposition of Registrable Shares pursuant to the Registration Statement until the Company notifies Buyer that it may resume sales of Registrable Shares and, if necessary, provides to Buyer copies of the supplemental or amended prospectus.

         6.4 Blackout Event. The Company shall not be obligated to file a post-effective amendment or supplement to the Registration Statement or the prospectus constituting a part thereof during the continuance of a Blackout Event; provided, however, that no Blackout Event may be deemed to exist for more than 90 days.

         6.5 Company Indemnification. The Company agrees to indemnify and hold harmless Buyer, and its officers, directors and agents, and each person, if any, who controls Buyer within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities caused by (a) any violation or alleged

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violation by the Company of the Securities Act, Exchange Act, any state securities laws or any rule or regulation promulgated under the Securities Act, Exchange Act or any state securities laws, (b) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or (c) caused by any omission or alleged omission in the Registration Statement to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished in writing to the Company by Buyer or on Buyer's behalf expressly for use therein; provided, however, that the Company shall have no indemnification obligation in connection with any sale by Buyer of Registrable Shares pursuant to the Registration Statement in breach of Section
6.3.6 or if Buyer fails to deliver the then current prospectus in connection with such sale or delivers a prospectus that had been amended, supplemented or superseded.

         6.6 Buyer Indemnification. Buyer agrees to indemnify and hold harmless the Company, its officers, directors and agents and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to Buyer, but only with respect to information furnished in writing by Buyer or on Buyer's behalf expressly for use in any Registration Statement relating to the Registrable Shares, or any amendment or supplement thereto, or any preliminary prospectus.

         6.7 Indemnification Procedures. In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 6, such person (an "Indemnified Party") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Party") in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all fees and expenses; provided that the failure of any Indemnified Party so to notify the Indemnifying Party shall not relieve the Indemnifying Party of its obligations hereunder except to the extent (and only to the extent that) that the Indemnifying Party is materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (a) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or
(b) in the reasonable judgment of such Indemnified Party representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties (including in the case of Buyer, all of its officers, directors and controlling persons) and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, the Indemnified Parties shall designate such firm in writing to the Indemnifying Party. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent (which consent shall not be unreasonably withheld or delayed), but if settled

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with such consent, or if there be a final judgment for the plaintiff, the
Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such proceeding.

         6.8 Contribution. To the extent any indemnification by an Indemnifying Party is prohibited or limited by law, the Indemnifying Party agrees to make the maximum contribution with respect to any amounts for which, he, she or it would otherwise be liable under this Section 6 to the fullest extent permitted by law; provided, however, that (a) no contribution shall be made under circumstances where a party would not have been liable for indemnification under this Section 6 and (b) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning used in the Securities Act) shall be entitled to contribution from any party who was not guilty of such fraudulent misrepresentation.

7.       Miscellaneous

         7.1 Notices. All notices, requests, demands and other communications (collectively, "Notices") given pursuant to this Agreement shall be in writing, and shall be delivered by personal service, courier, facsimile transmission or by Federal Express at the address set forth below. Any Notice shall be effective when received. Any party may from time to time change its address for further Notices hereunder by giving notice to the other party in the manner prescribed in this Section.

         7.2 If to the Company:

                  Signature Eyewear, Inc.
                  498 N. Oak Street
                  Inglewood, California 90302
                  Attn: Michael Prince
                  Fax: (310) 330-2770

         7.3 If to Buyer:

                  Ashford Capital, LLC
                  19200 Von Karman Suite 600
                  Irvine, California  92612
                  Attn: Frank Kavanaugh
                  Fax: (949) 315-3800

         7.4 Entire Agreement. This Agreement contains the sole and entire agreement and understanding of the parties with respect to the entire subject matter of this Agreement, and any and all prior discussions, negotiations, commitments and understandings, whether oral or otherwise, related to the subject matter of this Agreement are hereby merged herein.

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         7.5 Successors. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors, heirs and personal representatives.

         7.6 Waiver and Amendment. No provision of this Agreement may be waived unless in writing signed by all the parties to this Agreement, and waiver of any one provision of this Agreement shall not be deemed to be a waiver of any other provision. This Agreement may be amended only by a written agreement executed by all of the parties to this Agreement.

         7.7 Governing Law. This Agreement shall be construed in accordance with the laws of the State of California without giving effect to the principles of conflicts of law thereof.

         7.8 Captions. The various captions of this Agreement are for reference only and shall not be considered or referred to in resolving questions of interpretation of this Agreement.

         7.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the Company and Buyer have duly executed this Agreement as of the day and year first above written.

THE COMPANY                           BUYER

SIGNATURE EYEWEAR, INC.               ASHFORD CAPITAL, LLC


By: /s/ Michael Prince                By: /s/ Frank Kavanaugh, Managing Director
    ------------------------              --------------------------------------
    Michael Prince
    Chief Executive Officer           Its: President
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NEITHER THESE WARRANTS NOR THE COMMON STOCK ISSUABLE UPON EXERCISE OF THESE
WARRANTS HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, PLEDGED OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE ACT OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.


300,000 Warrants                                                  April 23, 2007

                             SIGNATURE EYEWEAR, INC.

                                    WARRANTS


         SIGNATURE EYEWEAR, INC., a California corporation ("Signature"), certifies that, for value received, Ashford Capital, LLC or registered assigns (the "Holder"), is the owner of Three Hundred Thousand (300,000) Warrants (the "Warrants"). Each Warrant entitles the Holder to purchase from Signature at any time prior to the Expiration Date (as defined below) one share of common stock, par value $0.001 per share, of Signature (the "Common Stock") for $0.6875 (the "Exercise Price"), on the terms and conditions hereinafter provided. The Exercise Price and the number of shares of Common Stock purchasable upon exercise of each Warrant are subject to adjustment as provided in these Warrants. These Warrants are issued pursuant to that certain Securities Purchase Agreement (the "SPA") dated April 23, 2007 between Signature and Ashford Capital, LLC.

1. Vesting; Expiration Date; Exercise

         1.1 Vesting. The Warrants are vested and fully exercisable as of the date hereof.

         1.2 Expiration Date. The Warrants shall expire on May 15, 2010 (the "Expiration Date").

         1.3 Manner of Exercise. The Warrants are exercisable by delivery to Signature of the following (the "Exercise Documents"): (a) this Certificate; (b) a written notice of election to exercise the Warrants substantially in the form of the Notice of Exercise set forth as Exhibit A; and (c) payment of the Exercise Price by wire transfer, by certified or cashier's check, and/or by cancellation of indebtedness of Signature to the Holder. Within 20 days following receipt of the foregoing, Signature shall execute and deliver to the Holder a certificate or certificates representing the aggregate number of shares of Common Stock purchased by the Holder, and if less than all of the Warrants evidenced by this Certificate are exercised, a new certificate evidencing the Warrants not so exercised.

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         1.4 Warrant Exercise Limitation. The Holder is limited in the amount of this Warrant it may exercise. In no event shall the Holder be entitled to exercise any amount of this Warrant in excess of that amount upon exercise of which the sum of (1) the number of shares of Common Stock beneficially owned (as such term is defined under Section 13(d) and Rule 13d-3 of the Securities Exchange Act of 1934 (the "1934 Act")) by the Holder, and (2) the number of Warrant Shares issuable upon the exercise of any Warrants then owned by Holder, would result in beneficial ownership by the Holder of more than 9.9% of the outstanding shares of Common Stock of Signature, as determined in accordance with Rule13d-1(j). Furthermore, Signature shall not process any exercise that would result in beneficial ownership by the Holder of more than 9.9% of the outstanding shares of Common Stock of Signature.

         1.5 Fractional Shares. Signature may, but shall not be required, to issue a fraction of a Warrant Share upon the exercise of these Warrants. The Holder may not exercise at one time fewer than the lesser of 1,000 Warrants or the number of Warrants then held by the Holder. All concurrent exercises of the Warrants by the Holder shall be aggregated for purposes of determining whether any fractional share would be issuable. If Signature determines not to issue a fractional share in connection with any exercise, then Signature shall make a cash payment in respect of such fractional share in an amount equal to the same fraction of the market price of a Warrant Share on the date of such exercise (as determined by Signature in its reasonable discretion).

2. Adjustments of Exercise Price and Number and Kind of Conversion Shares

         2.1 In the event that Signature shall at any time hereafter (a) pay a dividend in Common Stock or securities exercisable for or convertible into Common Stock ("Common Stock Equivalents"); (b) subdivide or split its outstanding Common Stock; (c) combine its outstanding Common Stock into a smaller number of shares; then the number of shares to be issued immediately after the occurrence of any such event shall be adjusted so that the Holder thereafter may receive the number of shares of Common Stock it would have owned immediately following such action if it had exercised the Warrants immediately prior to such action and the Exercise Price shall be adjusted to reflect such proportionate increases or decreases in the number of shares.

         2.2 In case of any reclassification of the outstanding shares of Common Stock (other than a change covered by Section 2.1 hereof or a change which solely affects the par value of such shares) or in the case of any merger or consolidation in which Signature is not the continuing corporation and which results in any reclassification or capital reorganization of the outstanding shares), the Holder shall have the right thereafter (until the Expiration Date) to receive upon the exercise hereof, for the same aggregate Exercise Price payable hereunder immediately prior to such event, the kind and amount of shares of stock or other securities or property receivable upon such reclassification, capital reorganization, merger or consolidation, by a Holder of the number of shares of Common Stock obtainable upon the exercise of the Warrants immediately prior to such event; and if any reclassification also results in a change in shares covered by Section 2.1, then such adjustment shall be made pursuant to both this Section 2.2 and Section 2.1. The provisions of this Section 2.2 shall similarly apply to successive reclassifications, capital reorganizations and mergers or consolidations, sales or other transfers.

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         2.3 If at any time while the Warrants are outstanding, and except for
Exempt Issuances, Signature shall issue any Common Stock for a purchase price less than the Exercise Price at the date of issuance (such lower price, the "Base Share Price"), or shall issue any Common Stock Equivalent at an effective exercise or conversion price less than then Exercise Price at the date of issuance (taking into account the price paid for such security) (any of such issuances a "Dilutive Issuance"), then the Exercise Price shall be reduced by Two Hundred Percent (200%) of the difference between the Base Share Price and the then existing Exercise Price, and the number of Warrant Shares issuable hereunder shall be increased such that the aggregate Exercise Price payable hereunder, after taking into account the decrease in the Exercise Price, shall be equal to the aggregate Exercise Price prior to such adjustment. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. An Exempt Issuance shall be: (a) the issuance of Common Stock upon exercise of Common Stock Equivalents outstanding on the date hereof; (b) the issuance of Common Stock or Common Stock Equivalents as a dividend on Signature's Series A 2% Convertible Preferred Stock in accordance with the terms of such stock as in effect on the date of the SPA; or (c) any issuance resulting in adjustments under Section 2.1 or 2.2 of these Warrants. If any Common Stock is issued for consideration other than cash, the purchase price for such Common Stock shall be deemed to be the amount determined in good faith by the Board of Directors as the fair value of the Common Stock issued but in no event lower than the then current Exercise Price. Signature shall promptly notify the Holder in writing of any Dilutive Issuance.

3. Transfer. Subject to compliance with applicable securities laws, the Warrants are transferable on the books of Signature maintained for such purpose by Signature in person, or by duly authorized attorney, upon surrender of this Certificate properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. If less than all of the Warrants evidenced by this Certificate are transferred, Signature will, upon transfer, execute and deliver to the Holder a new certificate evidencing the Warrants not so transferred.

4. Reservation of Shares. Signature shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, such number of shares of Common Stock as shall from time to time be issuable upon exercise of the Warrants. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to permit the exercise of the Warrants, Signature shall promptly seek such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

5. Certificate as to Adjustments. In each case of any adjustment in the Exercise Price, or number or type of shares issuable upon exercise of these Warrants, the Chief Financial Officer of Signature shall compute such adjustment in accordance with the terms of these Warrants and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of the adjusted Exercise Price. Signature shall promptly send (by facsimile and by either first class mail, postage prepaid or overnight delivery) a copy of each such certificate to the Holder.

6. Loss or Mutilation. Upon receipt of evidence reasonably satisfactory to Signature of the ownership of and the loss, theft, destruction or mutilation of this Certificate, and of indemnity reasonably satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of these Warrants, Signature will execute and deliver in lieu thereof a new Certificate of like tenor as the lost, stolen, destroyed or mutilated Certificate.

7. Notices. All notices, requests, consents and other communications (collectively, "Notices") given pursuant to this Agreement shall be in writing, and shall be delivered by personal service, courier, facsimile transmission or by Federal Express at the address set forth below. Any Notice shall be effective when received: if addressed to the Holder, at the last address of such Holder on the books of Signature; and if addressed to Signature at 498 North Oak Street, Inglewood, California 90302, or such other address as Signature may notify Holder in writing.

8. No Rights as Shareholder. The Holder shall have no rights as a shareholder of Signature with respect to the shares issuable upon exercise of the Warrants until the receipt by Signature of all of the Exercise Documents. Except as may be provided by Section 2 of this Certificate, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date Signature receives all of the Exercise Documents.

                                     SIGNATURE EYEWEAR, INC.


                                     By: /s/ Michael Prince
                                         ----------------------------
                                         Michael Prince
                                         President and Chief Executive Officer

                                   EXHIBIT "A"
                               NOTICE OF EXERCISE
                (To be signed only upon exercise of the Warrants)

To:      Signature Eyewear, Inc.

         The undersigned hereby elects to purchase shares of Common Stock (the "Warrant Shares") of Signature Eyewear, Inc. ("Signature"), pursuant to the terms of the enclosed warrant certificate (the "Certificate"). The undersigned tenders herewith payment of the exercise price pursuant to the terms of the Certificate.

         The undersigned hereby represents and warrants to, and agrees with, Signature as follows:

         1. The undersigned is acquiring the Warrant Shares for its own account, for investment purposes only and not with a view to distribution of the Securities in violation of the Securities Act of 1933, as amended (the "Securities Act").

         2. The undersigned is an "accredited investor" as that term is defined in Rule 501(a) under Regulation D promulgated pursuant to the Securities Act.

         3. The undersigned understands that an investment in the Warrant Shares involves a high degree of risk, and the undersigned has the financial ability to bear the economic risk of this investment in the Warrant Shares, including a complete loss of such investment.

         4. The undersigned has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Warrant Shares and in protecting its own interest in connection with this transaction.

         5. The undersigned understands that issuance and sale of the Warrant Shares have not been registered under the Securities Act or under any state securities laws. The undersigned is familiar with the provisions of the Securities Act and Rule 144 thereunder and understands that the restrictions on transfer on the Warrant Shares may result in the undersigned being required to hold the Warrant Shares for an indefinite period of time.

         6. The undersigned is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in securities presenting an investment decision like that involved in the purchase of the Warrant Shares, including investments in securities issued by Signature and investments in comparable companies, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Warrant Shares.

         7. The undersigned agrees not to sell, transfer, assign, gift, create a security interest in, or otherwise dispose of, with or without consideration (collectively, "Transfer") any of the Warrant Shares except pursuant to an effective registration statement under the Securities Act or an exemption from registration. As a further condition to any such Transfer, except in the event that such Transfer is made pursuant to an effective registration statement under the Securities Act, if in the reasonable opinion of counsel to Signature any Transfer of the Warrant Shares by the contemplated transferee thereof would not be exempt from the registration and prospectus delivery requirements of the Securities Act, Signature may require the contemplated transferee to furnish Signature with an investment letter setting forth such information and agreements as may be reasonable requested by Signature to ensure compliance by such transferee with the Securities Act.

         8. Each certificate evidencing the Warrant Shares will bear the following legend:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, PLEDGED OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE ACT OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

Number of Warrants Exercised:  ______________


Dated:
       -------------------                          ------------------------
                                                    [Name]

DO NOT DESTROY THIS NOTE: When paid, the original Note must be surrendered to Borrower for cancellation and retention.


                                 PROMISSORY NOTE

$125,000.00                                                   Irvine, California
                                                                  April 23, 2007

         For value received, the undersigned, SIGNATURE EYEWEAR, INC, a public California corporation ("Borrower"), promises to pay to the order of Ashford Capital, LLC, a California limited liability company ("Lender"), at Irvine, CA, or at such place as the holder of this Note may from time to time designate in writing, the principal sum of One Hundred Twenty Five Thousand and 00/100 ($125,000.00) or so much thereof as may be advanced, with interest thereon as set forth herein.

         1. Term. The term of this Secured Promissory Note (this "Note") shall commence on the date hereof and shall terminate three years after the date on May 15th, 2010 hereof (the "Maturity Date"), at which time the entire unpaid principal balance of this Note, together with all unpaid interest thereon and any other sums payable by Borrower to Lender under this Note, shall all be due and payable. The obligations evidenced by this Note are referred to as the "Loan".

         2. Simple Interest. Provided that Borrower is not otherwise in default hereunder and is not in default under any of the Loan Documents, interest shall accrue on the unpaid principal balance of this Note at the rate of eight percent (8.00%) annually, beginning on the date hereof, until Borrower has discharged all of its obligations to Lender under this Note. Interest shall be calculated on the basis of a 360-day year. Commencing on the execution date above hereof.

         3. Repayment. Borrower shall make one payment of accrued simple interest plus the principal of this Note on or before the Maturity Date at which time the unpaid principal balance, plus any unpaid interest, plus any and all other sums due hereunder shall all become immediately due and payable. Payments shall be made in lawful money of the United States of America to Lender at the address noted in section 11 hereof or at such other place as Lender may hereinafter designate in writing.

         4. Late Charge; Default Rate. If Borrower fails to make any payment required under any Loan Document within five (5) calendar days after its due date, then Borrower shall pay a late charge equal to five percent (5%) of such overdue amount, and interest on such overdue amount shall accrue at a rate of two percent (2.0%) per month until paid, but interest shall not at any time exceed the highest rate permitted by law (the "Default Rate").

         5. Prepayment of Interest and Principal.

                  a. Principal. Borrower shall have the right at any time to pay off all or any portion of the unpaid balance of principal and accrued interest on this Note. Borrower shall give Lender at least five (5) days' written notice of Borrower's intent to prepay all or a portion of this Note, which notice shall indicate the amount that Borrower wish to prepay. Borrower shall also pay all other fees and costs due from Borrower to Lender, including any attorneys' fees and disbursements incurred by Lender, as a result of any such prepayment.

         6. Application of Payments. All payments made by Borrower to Lender shall be applied in the following order: first, to any costs or expenses advanced by Lender under any Loan Document and to any collection costs incurred by Lender in procuring or enforcing Borrower's performance thereunder; second, to payment of interest accrued and outstanding on the principal balance hereunder; and third, to reduction of the unpaid principal balance hereunder.

         7. Collection Fees. In the event of any default by Borrower hereunder, Borrower shall reimburse Lender for any reasonable costs and expenses incurred by Lender in connection with the collection or enforcement of this Note and the other Loan Documents, whether or not suit is filed, including (without limitation) reasonable attorneys' fees and court costs.

         8. This loan is subordinated to all Signature's secured borrowing including but not limited to all Home Loan Investment Company and Bluebird Finance Limited long and short term debt obligations.

         9. Governing Law and Venue. This Note shall be governed by and construed in accordance with the laws of the State of California. The venue for resolution of any disputes shall be in the California Superior Court in and for the County of Orange. WITH RESPECT TO ANY SUIT, ACTION OR PROCEEDINGS RELATING TO THIS AGREEMENT ("PROCEEDING"), BORROWER IRREVOCABLY (a) SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE COURTS IN ORANGE COUNTY, CALIFORNIA, AND
(B) WAIVE ANY OBJECTION WHICH THEY MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY PROCEEDING BROUGHT IN ANY SUCH COURT, WAIVE ANY CLAIM THAT ANY PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM AND FURTHER WAIVE THE RIGHT TO OBJECT, WITH RESPECT TO SUCH PROCEEDING, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER BORROWER. NOTHING IN THIS AGREEMENT SHALL PRECLUDE LENDER FROM BRINGING A PROCEEDING IN ANY OTHER JURISDICTION, NOR WILL THE BRINGING OF A PROCEEDING IN ANY ONE OR MORE JURISDICTIONS PRECLUDE THE BRINGING OF A PROCEEDING IN ANY OTHER JURISDICTION. BORROWER HEREBY WAIVE PERSONAL SERVICE OF ANY AND ALL PROCESS AND FURTHER AGREE AND CONSENTS THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY PROCEEDING MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO BORROWER AT THE ADDRESS INDICATED HEREIN AND SERVICE SO MADE SHALL BE COMPLETE UPON RECEIPT; EXCEPT THAT IF BORROWER SHALL REFUSE TO ACCEPT DELIVERY, SERVICE SHALL BE DEEMED COMPLETE FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO MAILED.

         10. Severance or Unenforceable Provisions. Should any part, term or provision of this Note be declared invalid, void or unenforceable, such provision shall be severed from the remaining provisions hereof and/or thereof and shall not invalidate such remaining provisions, and all such remaining provisions shall remain in full force and effect, valid and enforceable.

         11. Notice. All notices to be given under this Note shall be in writing and shall be given either personally or by reputable private delivery service or by regular first-class mail, or certified mail return receipt requested, or by fax (and if by fax, sent concurrently by one of the other methods provided herein), addressed to the parties at the addresses set forth below, or at any other address designated in writing by one party to the other. All notices shall be deemed to have been given upon delivery in the case of notices personally delivered, or at the expiration of one business day following delivery to the private delivery service with instructions to deliver the next business day, or three business days following the deposit thereof in the United States mail, with postage prepaid, or on the first business day of receipt during business hours in the case of notices sent by fax.

                  To Borrower:      Signature Eyewear, Inc.
                                    498 North Oak Street
                                    Inglewood CA
                                    90302
                                    Attention: Michael Prince CEO
                                    Facsimile:  (310) 330-2770

                   To Lender:       Fort Ashford Funds, LLC
                                    19200 Von Karman Avenue, Suite 600
                                    Irvine, California  92612
                                    Attention:  Michael Read
                                    Facsimile:  (949) 315-3800

Borrower:

Signature Eyewear, Inc., a public California corporation



/s/ Michael Prince
-------------------------
By:  Michael Prince, Chief Executive Officer










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